OPTION AGREEMENT
                                ----------------

     The parties to this Option Agreement are Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Wilcox Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P.

                                R E C I T A L S:

     WHEREAS, Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P. are parties to an Agreement which was effective December 30, 2005 ("Original Agreement");

     WHEREAS, the Original Agreement was amended by an Amendment to Agreement dated June 9, 2006. The Original Agreement as amended by the first amendment is hereinafter referred to as the "First Amended Agreement";

     WHEREAS, the parties have further amended the First Amended Agreement in the manner set forth in the Second Amendment to Agreement by and between Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Wilcox Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P. ("Second Amendment");

     WHEREAS, the Second Amendment provides for execution of this Option Agreement; and

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     Unless otherwise defined in this Option Agreement, the defined terms will have the same meaning as ascribed to them in the Second Amendment. The following terms, as used in this Option Agreement, shall have the meanings indicated below, unless the context otherwise requires:

     1.01      "Castletop  Deed of Trust" shall mean, collectively, that certain
                ------------------------
Mortgage, Deed of Trust, Security Agreement and Assignment of Production dated March 31, 2005, recorded in Volume 489, Page 137, Official Public Records, Colorado County, as amended by that certain Amended Mortgage, Deed of Trust, Security Agreement, and Assignment of Production dated June 24, 2005, recorded in Volume 498, Page 280, Official Public Records, Colorado County, from Rock Energy Partners Operating, L.P., as Grantor, to William C. Bryant, Trustee for Castletop Capital Properties, L.P. and Doug Erwin.

     1.02     "Garwood  South  Leases"  shall  have the meaning set forth in the
               ----------------------
Original  Agreement  and  shall  include  the  area  marked  on  Exhibit  1.

     1.03     "Kallina  46  #1  Well"  shall  mean  that certain well drilled in
               ---------------------
Section  46  by  Petrosearch  Operating  Company,  L.L.C.

     1.04     "Option  Exercise  Date"  shall  mean  the  date  on  which  the
               ----------------------
Petrosearch Parties timely exercise either Option I or Option II by payment/tender of the Option Exercise Price to Rock.

     1.05     "Option  Exercise Price" shall mean the assignment, releases, note
               ----------------------
reduction, indemnification and undertakings set forth in Article III, taken as a whole. Failure to satisfy each and every component of Article III shall constitute a failure to exercise the Option.

     1.06     "Option  I"  shall  mean the Option to acquire the Option Property
               ---------
and  Rights  during  the  Option  I  Period.

     1.07     "Option  I  Period"  shall  mean  from  the 16th day following the
               -----------------
Amendment Effective Date through 5:00 p.m. on the four week anniversary of the 16th day following the Amendment Effective Date.

     1.08     "Option  II"  shall mean the Option to acquire the Option Property
               ----------
and  Rights  during  the  Option  II  Period.

     1.09      "Option  II  Period"  shall mean from 5:01 p.m. the expiration of
                ------------------
the Option I Period through the earlier of (i) 5:00 p.m. on the four week anniversary of the expiration of the Option I Period, and (ii) payment by Rock of its share of costs with respect to operations performed on the Kallina 46 #1 Well through the Second Amendment Effective Date.

     1.10     "Option Property and Rights" shall mean the assignments, releases,
               --------------------------
indemnifications and undertakings set forth in Sections 2.01, 2.02, 2.03, 2.04, 2.05, 2.06 and 2.07.

     1.11      "Petrosearch  Parties"  shall mean Petrosearch Operating Company,
                --------------------
L.L.C.,  Petrosearch  Corporation  n/k/a Petrosearch Energy Corporation, Pursuit
Petrosearch,  L.L.C.  and  Wilcox  Petrosearch,  L.L.C.

     1.12     "Pursuit  Parties"  shall  mean Pursuit Exploration Company, L.P.,
               ----------------
Scully  Oil  &  Gas  Company  and  Pathway  II  Energy,  L.L.C.

     1.13     "Rock"  shall  mean  Rock Energy Partners Operating, L.P. and Rock
               ----
Energy  Partners,  L.P.

     1.14     "Second  Amendment/Second  Amended  Agreement"  shall  mean  the
               --------------------------------------------
Original Agreement as amended by the First Amended Agreement and as further amended by the Second Amendment to Agreement.

     1.15     "Section  45"  shall  mean  I. & G. N. R. R. Co. Survey 45, A-288,
               -----------
comprised  of  640  acres,  more  or  less.

     1.16     "Section 46" shall mean 438.16 acres of land, more or less, out of
               ----------
the I.&G.N.R.R. Co. Survey No. 46, Abstract 323, Colorado County, Texas and being the same land described in Correction Deed from H. Walter Fredine et al. to Charles J. Kallina and Anthony V. Kallina dated September 20, 1967, recorded in Volume 263, Page707 of the Colorado County Deed Records.

     1.17     "Section  47"  shall  mean  I. & G. N. R. R. Co. Survey 47, A-322,
               -----------
comprised  of  640  acres,  more  or  less.

     1.18     "Settlement  Agreement"  shall mean the Settlement Agreement dated
               ---------------------
effective June 8, 2006 by and between Pursuit Exploration Company, L.P., Scully Oil & Gas Company, Pathway II Energy, L.L.C., Petrosearch Operating Company, L.L.C., Petrosearch Corporation n/k/a Petrosearch Energy Corporation, Pursuit Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P.

                                   ARTICLE II

              GRANT OF OPTION TO ACQUIRE OPTION PROPERTY AND RIGHTS
              -----------------------------------------------------

     2.01     Grant  of  Option I.  Subject to strict adherence to the terms and
              -------------------
conditions contained in this Agreement, Rock hereby grants to the Petrosearch Parties Option I to acquire the Option Properties and Rights. To exercise Option I, the Petrosearch Parties must pay/tender the Option Exercise Price within the Option I Period.

     2.02     Grant of Option II.   Subject to strict adherence to the terms and
              ------------------
conditions contained in this Agreement, Rock hereby grants to the Petrosearch Parties Option II to acquire the Option Properties and Rights. To exercise Option II, the Petrosearch Parties must pay/tender the Option Exercise Price within the Option II Period.

     2.03     Section  46  Assignment.  On  the Option Exercise Date, Rock shall
              -----------------------
notify the Escrow Agent to deliver to Wilcox Petrosearch, L.L.C. an assignment in the form of Exhibit 2 of Rock's interest in Section 46, including the Kallina 46 #1 Well. The assignment by Rock will be subject to (i) the rights and interests of the parties under the Settlement Agreement, and (ii) any lien claim or encumbrance resulting from or attributable to any operations performed on
Section 46, including in connection with the Kallina 46 #1 Well, but not the Castletop Deed of Trust. It is the intention of the parties that as a result of the assignment and the exercise of the Option under this Option Agreement Rock, after the Option Exercise Date, shall have no rights or interests or liabilities of any type (other than the right to data as provided in Article IV) with respect to Section 46. Effective as of the Option Exercise Date, the Petrosearch Parties assume all liabilities and obligations with respect to
Section 46 and all operations performed thereon, including with respect to the Kallina 46 #1 Well. Due to the uniqueness of the interests to be covered by the assignment under this Section 2.03, Rock agrees that Wilcox Petrosearch, L.L.C.

shall have the remedy of specific performance should Rock fail or refuse to deliver the assignment upon satisfaction of the conditions precedent described in this Agreement. On the Closing Date as defined in the Second Amendment, Rock shall execute, notarize and deliver to the named escrow agent in that certain Escrow Agreement of even date executed among the Petrosearch Parties and Rock, the assignment described in this Section which shall be held in accordance with its terms.

     2.04     Section  46  Payout Deficit Account.  On the Option Exercise Date,
              -----------------------------------
Rock shall assign its interest in Tract 46 Payout account deficit to Wilcox Petrosearch, L.L.C.

     2.05     Release  by  Rock.  Effective as of the Option Exercise Date, Rock
              -----------------
hereby presently, generally, fully, finally and forever releases, acquits and discharges the Petrosearch Parties, together with their assigns, officers, directors, shareholders, representatives and attorneys, from any and all Claims, known or unknown, which (i) have accrued or which may accrue in the future (but which arise out of events which occurred prior to the Option Exercise Date) whether or not now known or asserted, and (ii) relate to or arise as a consequence of any breach by a Petrosearch Party of any of the following agreements: (a) the First Amended Agreement, (b) any operating agreement, except obligations under an existing operating agreement on properties other than Section 46 which accrue between the date of this Agreement and the Option Exercise Date, (c) any contract entered into by Rock with a Petrosearch Party other than the Second Amended Agreement subsequent to December 30, 2005, or (d) contracts relating to oilfield operations performed subsequent to December 30, 2005. It is expressly agreed that the Claims released hereby exclude those arising from the rights and obligations under this Option Agreement and the instruments executed in connection therewith and the representations and warranties made in this Option Agreement.

     2.06     Release  of Castletop Deed of Trust.  On the Option Exercise Date,
              -----------------------------------
Rock shall notify the Escrow Agent to deliver to Wilcox Petrosearch, L.L.C. a recordable Partial Release of Lien in the form of Exhibit 3. The scope of the Partial Release of Lien shall be limited to the interests in the property conveyed pursuant to the assignment referenced in Section 2.03. On the Closing Date as defined in the Second Amendment, Rock shall execute, notarize and deliver to the named escrow agent in that certain Escrow Agreement of even date executed among the Petrosearch Parties and Rock, the partial release of lien described in this Section which shall be held in accordance with its terms.

     2.07     Indemnity by Rock.  Effective as of the Option Exercise Date, Rock
              -----------------
hereby indemnifies and holds the Petrosearch Parties harmless from and against any and all Claims relating to, arising under, resulting from, or incidental to
(a) any operations performed by Rock on the Garwood South Leases, (b) all third party contracts relating to oilfield operations performed on the Garwood South Leases, and (c) any obligation with respect to the Garwood South Leases.

                                   ARTICLE III

                              OPTION EXERCISE PRICE
                              ---------------------

     3.01     Garwood  South  Assignment.  On  the  Option  Exercise  Date,  the
              --------------------------
Petrosearch Parties shall notify the Escrow Agent to deliver to Rock an assignment in the form of Exhibit 4 of any and all of the Petrosearch Parties rights, title and interests (including back-in interests and any right to interests pursuant to Section 8.03 of the First Amended Agreement) in the Garwood South Leases. On the Amendment Effective Date, Section 9.06 of the First Amended Agreement shall be deemed to be expressly limited to Section 47 and Section 45. It is the intention of the parties that as a result of the assignment and the exercise of the Option under this Option

Agreement the Petrosearch Parties, after the Option Exercise Date, shall have no rights or interests of any type (other than the right to data as provided in Article IV) with respect to the Garwood South Leases. Due to the uniqueness of the interests to be covered by the assignment under this Section 3.01, the Petrosearch Parties agree that Rock shall have the remedy of specific performance should the Petrosearch Parties fail or refuse to deliver the assignment upon satisfaction of the conditions precedent described in this Agreement. On the Closing Date as defined in the Second Amendment, the Petrosearch Parties shall execute, notarize and deliver to the named escrow agent in that certain Escrow Agreement of even date executed among the Petrosearch Parties and Rock, the assignment described in this Section which shall be held in accordance with its terms.

     3.02     Rock  Note.  By  Promissory  Note  (the  "Rock  Note") dated as of
              ----------
December 30, 2005, as subsequently amended by the maker and payee, Rock agreed to pay to Petrosearch Energy Corporation the principal balance of $616,448.85, plus interest thereon at the annual rate of six percent (6%) per annum accruing from August 1, 2006. Rock paid one installment of $154,112.00 principal under the Rock Note on or about August 1, 2006, leaving a principal balance as of August 1, 2006 equal to $462,336.64. Effective as of the Option Exercise Date, the outstanding principal and interest indebtedness evidenced by the Rock Note shall be reduced by the sum of $277,846.11 which shall be applied first to accrued, unpaid interest, and then to principal to achieve an adjusted balance. The adjusted balance, plus any interest on the principal portion thereof which accrues after the Option Exercise Date, shall be paid in a single payment which shall be due on November 30, 2006. Effective as of the Option Exercise Date, the Rock Note is hereby deemed amended to accord with this section.

     3.03     Release  by  Petrosearch  Parties.  Effective  as  of  the  Option
              ---------------------------------
Exercise Date, the Petrosearch Parties hereby presently, generally, fully, finally and forever release, acquit and discharge Rock, together with its assigns, officers, directors, shareholders, representatives, attorneys, partners and lenders from any and all Claims, known or unknown, which (i) have accrued or which may accrue in the future (but which arise out of events which occurred prior to the Option Exercise Date) whether or not now known or asserted, and
(ii) relate to or arise as a consequence of any breach by Rock of any of the following agreements as they pertain to Section 46 and the Kallina 46#1 Well:
(a) the First Amended Agreement, (b) the Settlement Agreement, (c) any operating agreement, except obligations under an existing operating agreement on properties other than Section 46 which accrue between the date of this Agreement and the Option Exercise Date, (d) any election to participate in the Kallina 46 #1 Well, (e) any contract entered into by Rock with a Petrosearch Party other than the Second Amended Agreement subsequent to December 30, 2005, and (f) any contracts relating to oilfield operations performed subsequent to December 30, 2005. It is expressly agreed that the Claims released hereby exclude those arising from the rights and obligations under this Option Agreement and the instruments executed in connection therewith including the representations and warranties made in this Option Agreement.

     3.04     Release  of  Lien  by Petrosearch Parties.  On the Option Exercise
              -----------------------------------------
Date, the Petrosearch Parties shall notify the Escrow Agent to deliver to Rock a release of any lien asserted on the interests of Rock on the Garwood North
Leases and the Garwood South Leases for unpaid invoices which relate to the drilling of the Kallina 46#1 Well. On the Closing Date as defined in the Second Amendment, the Petrosearch Parties shall execute, notarize and deliver to the named escrow agent in that certain Escrow Agreement of even date executed among the Petrosearch

Parties and Rock, the release of lien described in this Section which shall be held in accordance with its terms.

     3.05     Rock, Castletop Capital Properties, LP and Doug Erwin Indemnities.
              -----------------------------------------------------------------
Effective as of the Option Exercise Date, the Petrosearch Parties hereby indemnify and hold Rock, Castletop Capital Properties, LP and Doug Erwin harmless from and against any and all (i) Claims of the Pursuit Parties relating to Section 46, including any obligation with respect thereto arising under the Settlement Agreement, and (ii) Claims relating to, arising under, resulting from, or incidental to (a) any operations performed by a Petrosearch Party on
Section 46, (b) all third party contracts relating to oilfield operations performed on Section 46, and (c) any obligation with respect to Section 46. This indemnity and hold harmless shall exclude the obligation to deliver a recordable partial release of the Castletop Deed of Trust in the event the Option is timely exercised pursuant to Section 2.04 hereinabove.

                                   ARTICLE IV

                                      DATA
                                      ----

     4.01     Data  Exchange.  After  the  Option Exercise Date, the Petrosearch
              --------------
Parties and Rock mutually agree to allow inspection and review and upon written request to provide copies to one another of all current and future geological and geophysical information pertaining to Sections 45, 46 and 47 and the Garwood South Leases except results of internal or third party interpretations of technical data. Data which is available to the public shall be excluded from the copying requirement and the party seeking the publicly available data shall obtain its copies from the public depository of the data. Otherwise, the information covered by this provision includes, but is not limited to, the following:

          - Drilling reports showing all formations encountered and the depths at which encountered during the immediately preceding day and showing the well operations conducted during the immediately preceding day in any well.

          - Written reports on all cuttings and cores taken in any well, along with representative samples thereof if requested.

          - Reasonable advance notice of any production tests, pressure tests, cores and logs to be run in the well so that the parties may witness such operations, and a written report of such operations when they are completed.

          - Copies of all reports and other forms filed with any federal, state or local governmental authority concerning any well.

          - A complete copy of any driller's log and a complete copy of the electrical survey long from the bottom of the surface casing to the total depth of the well.

          - Copies of all fluid analysis and other reports or information obtained with respect to any well.

     4.02     Confidentiality:  Section  46  Information  Provided  Post  Option
              ------------------------------------------------------------------
Exercise  Date.  All  information, data and reports of whatsoever kind including
--------------
reports, manuals, designs, sketches, maps, surveys, or any information furnished to Rock by Petrosearch subsequent to the Option Exercise Date pursuant to
Section 4.01 is hereinafter referred to as the "Section 46 Confidential Information". The Section 46 Confidential Information shall be for the sole and exclusive benefit of the parties and no part of the same shall be disclosed by Rock to any third party, except: (a) any of such Section 46 Confidential Information that at the time of disclosure by Rock was in the public domain, except by breach of this contract, (b) any of such Section 46 Confidential Information that is published or otherwise becomes part of the public domain after disclosure (except that which enters the public domain by action of Petrosearch) or (c) any of such Section 46 Confidential Information that is required to be disclosed by Petrosearch by law, rule or regulation of any government asserting jurisdiction.

     4.03     Confidentiality:  Garwood  South  Information Provided Post Option
              ------------------------------------------------------------------
Exercise  Date.  All  information, data and reports of whatsoever kind including
--------------
reports, manuals, designs, sketches, maps, surveys, or any information furnished to a Petrosearch Party by Rock subsequent to the Option Exercise Date pursuant to Section 4.01 is hereinafter referred to as the "Garwood South Confidential Information". The Garwood South Confidential Information shall be for the sole and exclusive benefit of the parties and no part of the same shall be disclosed by a Petrosearch Party to any third party, except: (a) any of such Garwood South Confidential Information that at the time of disclosure by a Petrosearch Party was in the public domain, except by breach of this contract, (b) any of such Garwood South Confidential Information that is published or otherwise becomes part of the public domain after disclosure (except that which enters the public domain by action of Rock) or (c) any of such Garwood South Confidential Information that is required to be disclosed by Rock by law, rule or regulation of any government asserting jurisdiction.

                                    ARTICLE V

                                 REPRESENTATIONS
                                 ---------------

     5.01     Representations  by  Rock  to  the  Petrosearch  Parties.  Rock
              --------------------------------------------------------
represents and warrants that the following statements are true and accurate as to itself as of the Option Exercise Date.

          a     Existence  and  Power.  Rock has been duly formed and is validly
                ---------------------
     existing as a limited partnership under the laws of the State of Texas, with full power and authority to enter into this Option Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Option Agreement.

          b.     Review  and  Approval.  Rock represents that its representative
                 ---------------------
     has  reviewed  this  Option  Agreement  together  with  all exhibits and it
     (i) understands fully the terms of this Option Agreement and the consequences of the issuance thereof, (ii) has been afforded an opportunity to have this Option Agreement reviewed by legal counsel, and (iii) has entered into this Option Agreement of its own free will and accord and without threat or duress.

          c.     Authority.  Rock represents that the undersigned representative
                 ---------
     is fully authorized to execute this Option Agreement or any other instrument required hereunder on its behalf.

          d.     Disclaimer.  Rock  represents,  warrants  and  agrees  that  in
                 -----------
     executing and entering into this Option Agreement, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Option Agreement. Rock understands and expressly assumes the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to it or believed by it to be true.

          e.     Complete Agreement.  The written terms of this Option Agreement
                 -------------------
     reflect the full and complete terms of the agreement and understanding between Rock and the Petrosearch Parties. There are no oral terms or representations, other than those stated in this Option Agreement in writing, and no party has relied upon any verbal representations from the party or its counsel.

          f.     Validity  of  Obligation.  This  Option Agreement and all other
                 ------------------------
     transaction documents Rock is to execute and deliver on or before the Option Exercise Date (i) have been duly executed by its authorized representative, (ii) constitute its valid and legally binding obligations, and (iii) are enforceable against Rock in accordance with their respective terms.

          g.     No  Violation  of  Contractual Restrictions.  Rock's execution,
                 -------------------------------------------
     delivery and performance of this Option Agreement does not conflict with or violate any agreement or instrument to which it is a party or by which it is bound.

          h.     Title.  Rock  represents  that, as previously disclosed, it has
                 -----
     not  previously  assigned  any  of  its  right,  title  or  interest in (i)
     Section 46, or (ii) any Claim against the Petrosearch Parties. The Petrosearch Parties acknowledge that the Section 46 interest assigned by Rock is subject to back-in rights, the Settlement Agreement, and potential liens and claims resulting from operations performed on Section 46 and other encumbrances of record. With the exception of the foregoing, Rock represents that its right, title and interest in Section 46 conveyed pursuant to this Option Agreement will be free and clear of all liens, claims and encumbrances.

     5.02     Representations  by  the  Petrosearch  Parties  to  Rock.  Each
              --------------------------------------------------------
Petrosearch Party represents and warrants to Rock that the following statements are true and accurate as to itself as of the Option Exercise Date.

          a     Existence  and  Power.  The  Petrosearch  Parties have been duly
                ---------------------
     formed and are validly existing as corporations and/or limited liability companies under the laws of the applicable state of incorporation and/or formation, with full power and authority to enter into this Option Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Option Agreement.

          b.     Review  and  Approval.  The  Petrosearch Parties represent that
                 ---------------------
     their representatives have reviewed this Option Agreement together with all exhibits and they (i) understand fully the terms of this Option
     Agreement and the consequences of the issuance thereof, (ii) have been afforded an opportunity to have this Option Agreement reviewed by legal counsel, and (iii) have entered into this Option Agreement of their own free will and accord and without threat or duress.

          c.     Authority.  The  Petrosearch  Parties  represent  that  the
                 ---------
     undersigned representatives are fully authorized to execute this Option Agreement or any other instrument required hereunder on their behalf.

          d.     Disclaimer.  The  Petrosearch  Parties  represent,  warrant and
                 -----------
     agree that in executing and entering into this Option Agreement, they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Option Agreement. The Petrosearch Parties understand and expressly assume the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to them or believed by them to be true.

          e.     Complete Agreement.  The written terms of this Option Agreement
                 -------------------
     reflect the full and complete terms of the agreement and understanding between the Petrosearch Parties and Rock. There are no oral terms or representations, other than those stated in this Option Agreement in writing, and no party has relied upon any verbal representations from the party or its counsel.

          f.     Validity  of  Obligation.  This  Option Agreement and all other
                 ------------------------
     transaction documents the Petrosearch Parties are to execute and deliver on or before the Option Exercise Date (i) have been duly executed by their authorized representatives, (ii) constitute their valid and legally binding obligations, and (iii) are enforceable against the Petrosearch Parties in accordance with their respective terms.

          g.     No  Violation  of  Contractual  Restrictions.  The  Petrosearch
                 --------------------------------------------
     Parties' execution, delivery and performance of this Option Agreement do not conflict with or violate any agreement or instrument to which they are a party or by which they are bound.

          h.     Title.  The  Petrosearch  Parties  represent that they have not
                 -----
     previously assigned any of their right, title or interest in (i) the Garwood South Leases to a third party, or (ii) any Claim against Rock. The Petrosearch Parties represent that their right, title and interest in the Garwood South Leases which are conveyed pursuant to this Option Agreement will be free and clear of all liens, claims and encumbrances.

          i.     No  Knowledge  of  Other  Defaults.  With  the exception of the
                 ----------------------------------
     failure to fund the drilling activities on the Kallina 46#1 Well, failure to fund the recompletion activities on the Pintail Flats #1 Well, and failure to pay the Rock Note in accordance with its terms, the Petrosearch Parties do not have any actual knowledge of any other defaults or alleged defaults by Rock under any existing operating agreement or related document.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     6.01     Further  Assurances.  The  Petrosearch  Parties  and  Rock,  as
              -------------------
applicable, shall promptly cure any defects in the execution and delivery of this Option Agreement, any exhibit to this Option Agreement and all other documents contemplated by this Agreement and shall promptly execute and deliver upon request all such other and further assurances, documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements in this Option Agreement, or obtain any consents, all as may be necessary or appropriate in connection therewith.

     6.02     Confidentiality  Regarding  Terms of this Option Agreement.  Other
              ----------------------------------------------------------
than as may be required under applicable securities laws relating to disclosure, in the opinion of the disclosing party's legal counsel, the terms of this Option Agreement and any and all negotiations and correspondence in connection with this Option Agreement shall remain in all respects confidential hereafter, except as to the fact of settlement and except as disclosure may be required by applicable law or authority (including securities laws) or to each party's professional service providers, including lawyers, bankers, and accountants. Each party hereto agrees to utilize its reasonable best efforts to cause such confidentiality to be maintained, except as may be required by applicable law or authority.

     6.03     Governing Law.  This Option Agreement and all instruments executed
              -------------
in accordance with it shall be governed by and interpreted in accordance with the laws of the state of Texas, without regard to conflict-of-law rules that would direct application of the laws of another jurisdiction, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the assets are located, shall apply.

     6.04     Entire  Agreement;  Amendments.  This  Option Agreement, including
              ------------------------------
all exhibits attached hereto and made a part hereof constitute the entire agreement between the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions. No amendment of this Option Agreement shall be binding unless executed in writing by all Parties.

     6.05     Waiver.  No  waiver  by  a  party of any of the provisions of this
              ------
Option  Agreement (a) shall be binding unless executed in writing by such party,
(b) shall be deemed or shall constitute a waiver by such party of any other provision hereof (whether or not similar), and (c) shall not constitute a continuing waiver by such party.

     6.06     Notices.  Any  notice, request, consent, approval, waiver or other
              -------
communication provided or permitted to be given under this Option Agreement shall be in writing and shall be delivered in person or sent by U.S. mail, overnight courier or fax to the appropriate addresses set forth below. Any such communication shall be effective upon actual receipt; provided, however, that in the case of delivery by fax after the normal business hours of the recipient, such communication shall be effective on the next business day following the transmission of such fax. For purposes of notice, the addresses of the Parties shall be as follows:

          If  to  the  Petrosearch  Parties:

               Petrosearch  Energy  Corporation
               675  Bering  Drive,  Suite  200
               Houston,  Texas  77057
               Attention:  Richard  D.  Dole,  President

               Fax:  (713)  961-9338

          If  to  Rock:

               Rock  Energy  Partners  Operating,  L.P.
               10375  Richmond  Ave.,  Suite  2100
               Houston,  Texas  77042
               Attention:  David  L.  Pratt
               Fax:  (713)  954-3601

               with  copies  to:

               Snow  Fogel  Spence  LLP
               2929  Allen  Parkway,  Suite  4100
               Houston,  TX  77019
               Attention:  Phil  F.  Snow
               Fax  No.:  (713)  335-4902

               Alan  Topfer
               Castletop  Capital  Properties,  L.P.
               5000  Plaza  on  the  Lakes,  Suite  170
               Austin,  Texas  78746
               Fax:  _______________________

               Bill  Bryant
               DuBois,  Bryant,  Campbell  &  Schwartz
               700  Lavaca,  Suite  1300
               Austin,  Texas  78701
               Fax:  (512)  457-8008

Each party shall have the right, upon giving ten (10) days' prior notice to the other party in the manner provided in this section, to change its address for purposes of notice.

     6.07     Expenses.  The  Parties,  jointly  and  severally, shall be solely
              --------
responsible for all costs and expenses incurred by them in connection with the transactions contemplated hereby.

     6.08     Severability.  If  any  term  or  other  provision  of this Option
              ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Option Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner with respect to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Option Agreement so as to effect the original intent of the Parties as closely as possible. The obligations of the Parties hereunder are severable and not joint.

     6.09     Time  of  the Essence.  Time is of the essence with respect to the
              ---------------------
satisfaction of the obligations, conditions and requirements of this Agreement. The Options granted herein may only be exercised if the requirements for complete and timely tender and performance are fully satisfied. The Options created hereunder expire and terminate immediately upon the occurrence of a default by a Petrosearch Party under this Agreement or the Second Amended Agreement. Under no circumstances can a Petrosearch Party exercise an Option created hereunder after the occurrence of a default by a Petrosearch Party under this Agreement or the Second Amended Agreement.

     6.10     Counterparts.  This  Option  Agreement  may  be  executed  in
              ------------
counterparts (including faxed counterparts). Each such counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF,  the  Parties  have  executed  this Option Agreement.

                              PETROSEARCH  CORPORATION  N/K/A
                              PETROSEARCH  ENERGY  CORPORATION


                              By: /s/ Richard Dole
                                 ---------------------------------------
                              Name: Richard Dole
                                   -------------------------------------
Date:   9/21/2006             Title: President
     -----------------------        ------------------------------------

                              PETROSEARCH  OPERATING  COMPANY,  L.L.C.


                              By: /s/ Richard Dole
                                 ---------------------------------------
                              Name: Richard Dole
                                   -------------------------------------
Date:   9/21/2006             Title: Manager
     -----------------------        ------------------------------------


                              PURSUIT  PETROSEARCH,  L.L.C.


                              By: /s/ Richard Dole
                                 ---------------------------------------
                              Name: Richard Dole
                                   -------------------------------------
Date:   9/21/2006             Title: Manager
     -----------------------        ------------------------------------


                              WILCOX  PETROSEARCH,  L.L.C.


                              By: /s/ Richard Dole
                                 ---------------------------------------
                              Name: Richard Dole
                                   -------------------------------------
Date:   9/21/2006             Title: Manager
     -----------------------        ------------------------------------


                              ROCK  ENERGY  PARTNERS  OPERATING,  L.P.


                              By: /s/ Ricky V. Energy
                                 ---------------------------------------
                              Name: Ricky V. Emery
                                   -------------------------------------
Date:   9/20/2006             Title: CEO
     -----------------------        ------------------------------------


                              ROCK  ENERGY  PARTNERS,  L.P.


                              By: /s/ Ricky V. Energy
                                 ---------------------------------------
                              Name: Ricky V. Emery
                                   -------------------------------------
Date:   9/20/2006             Title: CEO
     -----------------------        ------------------------------------